                               INVESTMENT ADVISER
                                Value Line, Inc.
                  220 East 42nd Street, New York, NY 10017-5891

                                   DISTRIBUTOR
                           Value Line Securities, Inc.
                  220 East 42nd Street, New York, NY 10017-5891

                                 CUSTODIAN BANK
                      State Street Bank and Trust Company
                      225 Franklin Street, Boston, MA 02110

                           SHAREHOLDER SERVICING AGENT
                  State Street Bank and Trust Company c/o NFDS
                   P.O. Box 419729, Kansas City, MO 64141-6729

                             INDEPENDENT ACCOUNTANTS
                              Price Waterhouse LLP
                 1177 Avenue of the Americas, New York, NY 10036

                                  LEGAL COUNSEL
                            Peter D. Lowenstein, Esq.
                         Two Greenwich Plaza, Suite 100
                               Greenwich, CT 06830

                               BOARD OF DIRECTORS
                              Jean Bernhard Buttner
                    Charles E. Reed          Paul Craig Roberts
                      Leo R. Futia            John W. Chandler

                                    OFFICERS
                              Jean Bernhard Buttner
                             CHAIRMAN and PRESIDENT

                                David T. Henigson
                                 Vice President
                               SECRETARY/TREASURER

                   Harvey S. Katz               Robert E. Manning
                   VICE PRESIDENT                 VICE PRESIDENT

                   Jack M. Houston                Stephen La Rosa
                      ASSISTANT                      ASSISTANT
                 SECRETARY/TREASURER            SECRETARY/TREASURER


This report is issued for the information of shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor.)

                                                                       VLF506105

                             --------------------------
                                  ANNUAL REPORT
                                DECEMBER 31, 1995
                             --------------------------

                                 THE VALUE LINE
                                     INCOME
                                   FUND, INC.



                                     [LOGO]


                                   VALUE LINE
                                  MUTUAL FUNDS

[LOGO]                                TO OUR VALUE LINE INCOME FUND SHAREHOLDERS
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

Investors in U.S. capital markets enjoyed outstanding returns during 1995.

The year's beginning was not auspicious, with economic policy seemingly bent on damping price and cost pressures. But the slowdown that ensued reduced inflationary pressures without threatening a full-blown recession. As a result, the fixed-income markets rallied impressively. The yield on 30-year U.S. Treasury bonds dropped from just under 8% in January to below 6% at the end of December. This sharp decline in yields translated to higher prices for just about every sector of the bond market.

The equity markets also benefited from lower interest rates, but impressive earnings gains provided the impetus for the advance in stock prices that was the strongest, overall, in 37 years. The gains in profitability resulted from three major factors: (1) easy profit comparisions with year-earlier results; (2) significant reductions in unit costs, as a result of widespread corporate restructuring; and (3) improved competitiveness in both domestic and global markets.

PERFORMANCE AND STRATEGY

For the 12-month period ended December 31, 1995, The Value Line Income Fund, Inc. achieved a total return (including reinvested dividends) of 26.2%. For the six months ended December 31, 1995, the Fund returned 11.8%. By comparison, the Lehman Brothers Government/Corporate Index (an unmanaged index of bonds) produced returns of 19.2% and 6.7% for the same periods. Returns for the Standard & Poor's 500 Composite Index of common stocks were 37.4% and 14.4%, respectively.

Your Fund's position in financial and utility stocks contributed particularly to the excellent performance during the second half of 1995. In the banking sector, Bank of New York, TCF Financial, and Great Western Financial were strong performers. Among insurance stocks, Travelers, AIG, Pioneer Financial Services, and Jefferson Pilot did very well. Illinova and FPL Corporation, among electric utilities, provided good price performance and paid attractive dividends. Thanks in part to guidance provided by Value Line's Industry Timeliness-TM- Ranks, your Fund had few holdings in a number of sectors that performed poorly, including autos and trucks, entertainment, and retail trade.

STRATEGY FOR 1996

Looking ahead, we continue to seek above-average yields, while emphasizing limited risk through broad industry diversification. To reduce exposure to the technology sector, we sold Autodesk and Motorola. But we remain favorably disposed to such high-quality technology firms as Hewlett Packard and IBM. We added shares of Federal National Mortgage Association and the Federal Home Loan Mortgage Corp., both federally chartered institutions that earn fee and interest income by creating a secondary market for residential mortgages. We also have established positions in a number of convertible securities, including AMR and Delta convertible bonds. These provide participation in equity-security price movements while producing strong current income.

Meanwhile, the fixed-income component of the Fund comprises selected corporate bonds, mortgage-backed securities, and issues of the U.S. Treasury and government agencies.

Your Fund's management believes that careful selection of bonds and equities will provide an attractive yield while maintaining stability during times of market volatility. The portfolio is well structured to meet its objective of high current income without undue risk to principal.

We thank you for your continued confidence in The Value Line Income Fund, and we look forward to serving your investment needs in the future.

                                        Sincerely,

                                   /s/ Jean Bernhard Buttner

                                        Jean Bernhard Buttner
                                        CHAIRMAN and PRESIDENT
January 26, 1996


*PERFORMANCE DATA:

                                         GROWTH OF
                           AVERAGE       AN ASSUMED
                            ANNUAL       INVESTMENT
                         TOTAL RETURN    OF $10,000
                         ------------    ----------
1 year ended
    12/31/95. . . . . . .   26.24%         $12,624
5 years ended
    12/31/95. . . . . . .   11.31%         $17,091
10 years ended
    12/31/95. . . . . . .   10.57%         $27,321

*THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NO GUARANTEE OF FUTURE PERFORMANCE. THE AVERAGE ANNUAL TOTAL RETURNS AND GROWTH OF AN ASSUMED INVESTMENT OF $10,000 INCLUDE DIVIDENDS REINVESTED AND CAPITAL-GAINS DISTRIBUTIONS ACCEPTED IN SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTMENT, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ITS ORIGINAL COST.


                              ECONOMIC OBSERVATIONS

The economy is continuing to slow. Indeed, whereas until recently it looked as though the business expansion still had enough strength left in it for growth to average well above 2% in 1996, the latest statistics paint a somewhat weaker picture. For example, the nation's manufacturers report a continuing drop in activity, while employment growth is down from where it was late last year. Furthermore, American consumers are now less upbeat about the nation's near-term prospects and their own situation than they were earlier in the expansion cycle. All of this now suggests that the economy will grow by just over 1% in the opening quarter of the year and by a bit less than 2% for the full 12 months.

There are good and bad sides to the current economic story. On the plus side is the fact that slow growth will keep labor and materials shortages--which can often lead to higher inflation--at bay. A slowing economy might also nudge the Federal Reserve, which has already lowered interest rates three times since last July, toward a still easier monetary stance in the months ahead, although this scenario is by no means assured. The flip side of the equation is that a softening economy is often a harbinger of a pending deceleration on the corporate earnings front. The first indications of this profit slowdown, in fact, may already be at hand.

For now, at least, our sense is that the current weakening in business will not prove to be the opening act in a recession. Instead, we see several quarters of weak growth followed by a modestly healthier pace of activity in 1997 and 1998. At the same time, we do not envision a protracted drop in corporate profits, but rather a several-quarter-long slowdown followed by a modest recovery later this year or in 1997. All of this assumes, of course, that a workable budget agreement will ultimately come out of Washington.

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
               VALUE LINE INCOME FUND, THE S&P 500 INDEX AND THE
                    LEHMAN GOVERNMENT/CORPORATE BOND INDEX*


                                     [GRAPH]



                     (PERIOD COVERED IS 1/1/86 TO 12/31/95)





--------------------------------------------------------------------------------
*THE STANDARD & POOR'S 500 INDEX IS AN UNMANAGED INDEX THAT IS REPRESENTATIVE OF THE LARGER-CAPITALIZATION STOCKS TRADED IN THE UNITED STATES.

THE LEHMAN GOVERNMENT/CORPORATE BOND INDEX IS AN UNMANAGED INDEX THAT IS REPRESENTATIVE OF THE INVESTMENT-GRADE DOMESTIC CORPORATE AND GOVERNMENT BOND INDEX.

PORTFOLIO HIGHLIGHTS
AT DECEMBER 31, 1995 (UNAUDITED)
--------------------------------------------------------------------------------
                              TEN LARGEST HOLDINGS*
--------------------------------------------------------------------------------

                                                              PRINCIPAL AMOUNT      DOLLARS         PERCENTAGE
ISSUE                                                             OR SHARES     (IN THOUSANDS)    OF NET ASSETS
---------------------------------------------------------------------------------------------------------------
U.S. Treasury Notes 6 1/2%, 4/30/99                              $10,000,000       $10,369            7.2%
McDonnell Douglas Finance Corp. 7 3/8%,
  Series "A" Note, 11/15/05                                       $5,000,000         5,345            3.7
U.S. Treasury Notes 5 7/8%, 6/30/00                               $5,000,000         5,104            3.5
Government National Mortgage Association II ARM 6% (TBA)          $5,000,000         5,053            3.5
Federal National Mortgage Association 8.70%,
  REMIC Trust 1989-90 E, 12/25/19                                 $4,000,000         4,215            2.9
Texaco Capital LLC Series "A" $1.71875 MIPS Pfd.                     125,000         3,063            2.1
Telecom Corp. of New Zealand Ltd. (ADR)                               40,000         2,775            1.9
Pioneer Financial Sevices, Inc.                                      127,665         2,362            1.6
ConAgra, Inc.                                                         55,000         2,269            1.6
PepsiCo Inc.                                                          40,000         2,235            1.5
---------------------------------------------------------------------------------------------------------------

          FIVE LARGEST INDUSTRY CATEGORIES
-------------------------------------------------------------
                             DOLLARS          PERCENTAGE
INDUSTRY                  (IN THOUSANDS)     OF NET ASSETS
-------------------------------------------------------------
Financial Services           $7,943             5.5%
Thrift                        6,851             4.8
Petroleum-Integrated          4,265             3.0
Electric Utility-Central      4,120             2.9
Natural Gas-Diversified       3,846             2.7
-------------------------------------------------------------

            FIVE LARGEST SECURITY PURCHASES*
-------------------------------------------------------------
                                                  COST
ISSUE                                        (IN THOUSANDS)
-------------------------------------------------------------
Government National Mortgage Association
  II ARM 6% (TBA)                               $5,041
U.S. Treasury Notes 5 7/8%, 6/30/00              4,930
AMR Corp. 6 1/8%, Conv. Sub. Bond, 11/1/24       1,991
Price Co. 6 3/4% Conv. Sub. Deb., 3/1/01         1,543
Grand Casinos Inc. 10 1/8%, First Mortgage
  Notes, 12/1/03                                 1,513
-------------------------------------------------------------

              FIVE LARGEST SECURITY SALES*
-------------------------------------------------------------
                                                 PROCEEDS
ISSUE                                         (IN THOUSANDS)
-------------------------------------------------------------
Abbott Laboratories                               $3,137
Universal Health Services, Inc. 8 3/4%, Sr.
  Note, 8/15/05                                    1,970
Coca-Cola Co.                                      1,922
PacifiCorp                                         1,706
Capital Cities/ABC, Inc.                           1,693

*  For the six-month period ended December 31, 1995.

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 1995
--------------------------------------------------------------------------------

                                                  Value
 Shares                                       (IN THOUSANDS)
--------------------------------------------------------------------------------
COMMON STOCKS (52.0%)
          AEROSPACE/DEFENSE (2.3%)
 40,000   Loral Corp.. . . . . . . . . . . .    $  1,415
 30,000   Northrop Grumman Corp. . . . . . .       1,920
                                               ---------
                                                   3,335
          BANK (1.2%)
 35,000   Bank of New York Co., Inc. . . . .       1,706

          BEVERAGE-SOFT DRINK (2.3%)
 15,000   Coca-Cola Co.. . . . . . . . . .         1,114
 40,000   PepsiCo Inc. . . . . . . . . . . .       2,235
                                               ---------
                                                   3,349
          CHEMICAL-BASIC (1.3%)
 50,000   Union Carbide Corp.. . . . . . . .       1,875

          CHEMICAL-DIVERSIFIED (1.4%)
 21,200   Goodrich (B.F.) Co.  . . . . . . .       1,444
 20,000   Pall Corp. . . . . . . . . . . . .         538
                                               ---------
                                                   1,982
          CHEMICAL-SPECIALTY (1.2%)
 20,000   International Flavors &
            Fragrances Inc.. . . . . . . . .         960
 32,000   Learonal, Inc. . . . . . . . . . .         736
                                               ---------
                                                   1,696
          COMPUTER & PERIPHERALS (2.6%)
 22,400   Hewlett-Packard Co . . . . . . . .       1,876
 20,000   International Business Machines, Inc.    1,835
                                               ---------
                                                   3,711
          COMPUTER SOFTWARE
          & SERVICES (1.4%)
 27,500   Automatic Data Processing, Inc.. .       2,042


--------------------------------------------------------------------------------
                                                  Value
 Shares                                       (IN THOUSANDS)
--------------------------------------------------------------------------------
          COPPER (0.4%)
 20,000   Asarco, Inc. . . . . . . . . . . .    $    640

          DRUG (1.9%)
 15,000   Pfizer, Inc. . . . . . . . . . . .         945
 34,000   Schering-Plough Corp.. . . . . . .       1,861
                                               ---------
                                                   2,806

          ELECTRIC UTILITY-CENTRAL (2.9%)
 50,000   Illinova Corp. . . . . . . . . . .       1,500
 50,000   Southwestern Public Service Co.. .       1,637
 30,000   Unicom Corp. . . . . . . . . . . .         983
                                               ---------
                                                   4,120

          ELECTRIC UTILITY-EAST (1.1%)
 35,000   FPL Group, Inc.. . . . . . . . . .       1,623

          ELECTRIC UTILITY-WEST (1.7%)
 45,000   Puget Sound Power & Light Co.. . .       1,046
 80,000   SCEcorp. . . . . . . . . . . . . .       1,420
                                               ---------
                                                   2,466

          ELECTRICAL EQUIPMENT (1.0%)
 20,000   General Electric Co. . . . . . .         1,440

          ELECTRONICS (1.0%)
 30,000  *Safeguard Scientifics, Inc. . . .        1,485

          EUROPEAN DIVERSIFIED (0.6%)
 32,000   British Steel Plc (ADR). . . . . .         820

          FINANCIAL SERVICES (1.1%)
 25,000   Travelers Group Inc. . . . . . . .       1,572

          FOOD PROCESSING (1.6%)
 55,000   ConAgra, Inc.. . . . . . . . . .         2,269


                                        6



--------------------------------------------------------------------------------
                                                  Value
 Shares                                       (IN THOUSANDS)
--------------------------------------------------------------------------------
          FOOD WHOLESALERS (0.9%)
 40,000   Sysco Corp.. . . . . . . . . . .      $  1,300

          FOREIGN
          TELECOMMUNICATIONS (2.7%)
 60,000   Hong Kong Telecommunications,
            Ltd. (ADR) . . . . . . . . . . .       1,065
 40,000   Telecom Corp. of New
            Zealand Ltd. (ADR) . . . . . . .       2,775
                                               ---------
                                                   3,840
          GROCERY (0.3%)
 20,000   Casey's General Stores, Inc. . . .         437

          HOME APPLIANCE (1.3%)
 55,500   Black & Decker Corp. . . . . . . .       1,956

          INSURANCE-DIVERSIFIED (2.6%)
 15,000   American International Group, Inc.       1,387
127,665   Pioneer Financial Services, Inc. .       2,362
                                               ---------
                                                   3,749

          INSURANCE-LIFE (0.8%)
 24,000   Jefferson-Pilot Corp.. . . . . . .       1,116

          MEDICAL SUPPLIES (1.2%)
 20,000   Johnson & Johnson. . . . . . . . .       1,713

          METAL FABRICATING (1.1%)
 40,000   Timken Co. . . . . . . . . . . . .       1,530

          NATURAL GAS-
          DIVERSIFIED (2.7%)
 75,000   Panhandle Eastern Corp.. . . . . .       2,091
 40,000   Williams Companies, Inc. . . . . .       1,755
                                               ---------
                                                   3,846


--------------------------------------------------------------------------------
                                                  Value
 Shares                                       (IN THOUSANDS)
--------------------------------------------------------------------------------
          OFFICE EQUIPMENT
          & SUPPLIES (1.0%)
 27,000   Diebold, Inc.. . . . . . . . . . .    $  1,495

          OILFIELD SERVICES/
          EQUIPMENT (1.6%)
 40,000   Baker Hughes Inc.. . . . . . . . .         975
 27,200   Halliburton Co.. . . . . . . . . .       1,377
                                               ---------
                                                   2,352

          PETROLEUM-INTEGRATED (0.8%)
 15,000   Exxon Corp.. . . . . . . . . . . .       1,202

          RAILROAD (0.5%)
 10,000   Burlington Northern Santa Fe, Inc.         780

          RESTAURANT (0.8%)
 25,000   McDonald's Corp. . . . . . . . . .       1,128

          SEMICONDUCTOR (0.8%)
 20,000   Motorola, Inc. . . . . . . . . . .       1,140

          TELECOMMUNICATIONS
          SERVICE (1.0%)
 40,000   Cincinnati Bell, Inc.. . . . . . .       1,390

          THRIFT (4.0%)
 12,500   Federal Home Loan Mortgage Corp. .       1,044
 12,000   Federal National Mortgage Association    1,490
 60,000   Great Western Financial Corp . . .       1,530
 50,000   TCF Financial Corp.. . . . . . . .       1,656
                                               ---------
                                                   5,720

          TOILETRIES/COSMETICS (0.9%)
 25,600   Gillette Co. . . . . . . . . . . .       1,334
                                               ---------

          TOTAL COMMON STOCKS
          (COST $57,626) . . . . . . . . . .      74,965
                                               ---------

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 1995

--------------------------------------------------------------------------------
 Shares or
Principal Amount                                  Value
(IN THOUSANDS)                                (IN THOUSANDS)
--------------------------------------------------------------------------------
PREFERRED STOCKS (4.3%)

          ELECTRICAL EQUIPMENT (0.5%)
 50,000  *Cooper Industries, Inc.
            6% exchangeable Note 1/1/99. . .    $    688

          ENVIRONMENTAL (0.9%)
 50,000  *Laidlaw One Inc. 5 3/4%,
             exchangeable Note 12/31/2000. .       1,300

          PETROLEUM-INTEGRATED (2.1%)
125,000   Texaco Capital LLC Series "A"
            $1.71875 MIPS Pfd. . . . . . . .       3,063

          THRIFT (0.8%)
 25,000   Glendale Federal Bank F.S.B.
            8 3/4%, Series "E" Conv. Pfd . .       1,131
                                                --------
          TOTAL PREFERRED STOCKS
          (COST $5,915). . . . . . . . . . .       6,182
                                                --------
U.S. TREASURY OBLIGATIONS (10.7%)

$ 10,000  U.S. Treasury Notes
            6 1/2%, 4/30/99. . . . . . . . .      10,369
  5,000   U.S. Treasury Notes
            5 7/8%, 6/30/00. . . . . . . . .       5,104
                                                --------
          TOTAL U.S. TREASURY
          OBLIGATIONS  (COST $14,880). . . .      15,473
                                                --------
U.S. GOVERNMENT AGENCY
OBLIGATIONS (6.4%)

  4,000   Federal National Mortgage
            Association 8.70%, REMIC Trust
            1989-90 E, 12/25/19. . . . . . .       4,215


--------------------------------------------------------------------------------
   Principal
    Amount                                        Value
(IN THOUSANDS)                                (IN THOUSANDS)
--------------------------------------------------------------------------------
$ 5,000   Government National Mortgage
            Association II ARM 6% (TBA)**. .    $  5,053
                                                --------
          TOTAL U.S. GOVERNMENT
          AGENCY  OBLIGATIONS
          (COST $9,045). . . . . . . . . . .       9,268
                                                --------

CORPORATE BONDS AND NOTES (17.9%)

          AIR TRANSPORT (2.1%)
  2,000   AMR Corp. 6 1/8%,
            Conv. Sub. Bond, 11/1/24 . . . .       2,080
  1,000   Delta Air Lines, Inc., 3.23%,
            Conv. Sub. Note, 6/15/03 . . . .         953
                                                --------
                                                   3,033

          APPAREL (1.4%)
  2,000   Tultex Corp. 10 5/8%,
            Sr. Note, 3/15/05. . . . . . . .       2,045

          BROADCASTING/CABLE TV (0.8%)
  1,000   Tele-Communications, Inc.
            9 1/4%, Sr. Deb., 1/15/23. . . .       1,096

          FINANCIAL SERVICES (4.4%)
  1,000   Donaldson, Lufkin & Jenrette, Inc.
            6 7/8%, Sr. Note, 11/1/05. . . .       1,026
  5,000   McDonnell Douglas Finance Corp.
            7 3/8%, Series "A" Note, 11/15/05      5,345
                                                --------
                                                   6,371

          HOTEL/GAMING (1.1%)
  1,500   Grand Casinos Inc. 10 1/8%,
            First Mortgage Notes 12/1/03 . .       1,571

          MARITIME (0.7%)
  1,000   Eletson Holdings Inc. 9 1/4%,
            Mortgage Note, 11/15/03. . . . .         989


                                        8



--------------------------------------------------------------------------------
   Principal
    Amount                                        Value
(IN THOUSANDS)                                (IN THOUSANDS)
--------------------------------------------------------------------------------
          MEDICAL SERVICES (2.4%)
$   300   Omnicare Inc. 5 3/4%, Conv.
            Sub. Deb., 10/1/03 . . . . . . .    $    945
  1,000   Tenet Healthcare Corp. 8.625%,
            Sr. Note, 12/1/03. . . . . . . .       1,060
  1,500   Universal Health Services, Inc.
            8 3/4%, Sr. Note, 8/15/05. . . .       1,537
                                               ---------
                                                   3,542

          METALS & MINING-
          DIVERSIFIED (1.6%)
  1,500   Agnico-Eagle Mines Ltd. 3 1/2%,
            Conv. Note, 1/27/04. . . . . . .       1,250
  1,000   Magma Copper Co. 8.70%,
            Sr. Sub Note, 5/15/05. . . . . .       1,139
                                               ---------
                                                   2,389


          NATURAL GAS-DISTRIBUTION (1.5%)
  2,000   Trident NGL, Inc. 10 1/4%,
            Sub. Note, 4/15/03 . . . . . . .       2,220

          OILFIELD SERVICES/
          EQUIPMENT (0.8%)
  1,000   Global Marine Inc. 12 3/4%,
            Sr. Note, 12/15/99 . . . . . . .       1,108

          RETAIL STORE (1.1%)
  1,500   Price Co. 6 3/4%, Conv. Sub.
            Deb., 3/1/01 . . . . . . . . . .       1,524
                                               ---------

          TOTAL CORPORATE BONDS &
          NOTES (COST $24,943) . . . . . . .      25,888
                                               ---------

          TOTAL INVESTMENT
          SECURITIES (91.3%)
          (COST $112,409). . . . . . . . . .     131,776
                                               ---------


--------------------------------------------------------------------------------
   Principal                                      Value
    Amount                                 (IN THOUSANDS EXCEPT
(IN THOUSANDS)                               PER-SHARE AMOUNT)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (11.8%)
          U.S. GOVERNMENT AGENCY
          OBLIGATIONS (6.9%)
$10,000   Federal National Mortgage
            Association Discount Notes
            5.47%, 1/17/96 . . . . . . . . .    $  9,976

          REPURCHASE AGREEMENT (4.9%)
          (INCLUDES ACCRUED INTEREST)
  7,000   Collateralized by $5,180,000
            U.S. Treasury Bonds 11 1/8%,
            due 8/15/03, with a value of
            $7,152,552. (with Morgan Stanley
            & Co., Inc., 5.87%, dated 12/29/95,
            due 1/2/96, delivery value of
            $7,004,566). . . . . . . . . . .       7,003
                                               ---------
          TOTAL SHORT-TERM
          INVESTMENTS (COST $16,979) . . . .      16,979
                                               ---------

EXCESS OF LIABILITIES OVER CASH
AND RECEIVABLES (-3.1%). . . . . . . . . . .      (4,449)
                                               ---------

NET ASSETS (100.0%). . . . . . . . . . . . .    $144,306
                                               ---------
                                               ---------
NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER OUTSTANDING
SHARE ($144,306,000 DIVIDED BY 19,577,313
SHARES OUTSTANDING). . . . . . . . . . . . .    $   7.37
                                               ---------
                                               ---------

* Non-income producing.
** TBA--Securities purchased on a forward commitment basis with an approximate principal amount and no definite maturity date. The actual principal amount and the maturity will be determined upon settlement.
                                               SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND
LIABILITIES AT
DECEMBER 31, 1995
--------------------------------------------------------------------------------


                                                    Dollars
                                                 (IN THOUSANDS
                                                EXCEPT PER-SHARE
                                                    AMOUNT)
                                                ----------------
ASSETS:
Investment securities, at value
   (cost--$112,409). . . . . . . . . . . . . . . . $ 131,776
Short-term investments (cost--$16,979)   . . . . .    16,979
Cash . . . . . . . . . . . . . . . . . . . . . . .        64
Dividends and interest receivable. . . . . . . . .       766
Receivable for capital shares sold . . . . . . . .         6
                                                    --------
   TOTAL ASSETS. . . . . . . . . . . . . . . . . .   149,591
                                                    --------
LIABILITIES:
Payable for securities purchased . . . . . . . . .     5,041
Payable for capital shares repurchased . . . . . .        59
Accrued expenses:
   Advisory fee. . . . . . . . . . . . . . . . . .        84
   Other . . . . . . . . . . . . . . . . . . . . .       101
                                                    --------
   TOTAL LIABILITIES . . . . . . . . . . . . . . .     5,285
                                                    --------
   NET ASSETS. . . . . . . . . . . . . . . . . . .  $144,306
                                                    --------
                                                    --------
NET ASSETS CONSIST OF:
Capital stock, at $1.00 par value
   (authorized 50,000,000, outstanding
   19,577,313 shares). . . . . . . . . . . . . . .  $ 19,577
Additional paid-in capital . . . . . . . . . . . .   104,556
Undistributed investment income--net . . . . . . .         7
Accumulated net realized gain on
   investments . . . . . . . . . . . . . . . . . .       799
Accumulated net appreciation of investments. . . .    19,367
                                                    --------

   NET ASSETS. . . . . . . . . . . . . . . . . . .  $144,306
                                                    --------
                                                    --------
   NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER
   OUTSTANDING SHARE ($144,306,000
   DIVIDED BY 19,577,313 SHARES OUTSTANDING) . . .     $7.37
                                                    --------
                                                    --------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED
DECEMBER 31, 1995
--------------------------------------------------------------------------------

                                                    Dollars
                                                 (IN THOUSANDS)
                                                  ------------
INVESTMENT INCOME:
Interest . . . . . . . . . . . . . . . . . . . . .  $  3,606
Dividends (net of foreign withholding
   taxes of $33) . . . . . . . . . . . . . . . . .     2,390
                                                     -------
   TOTAL INCOME. . . . . . . . . . . . . . . . . .     5,996
                                                     -------
EXPENSES:
Advisory fee . . . . . . . . . . . . . . . . . . .       935
Transfer agent fees. . . . . . . . . . . . . . . .       118
Auditing and legal fees. . . . . . . . . . . . . .        48
Postage. . . . . . . . . . . . . . . . . . . . . .        32
Printing and stationery. . . . . . . . . . . . . .        27
Registration and filing fees . . . . . . . . . . .        26
Custodian fees . . . . . . . . . . . . . . . . . .        25
Telephone and wire charges . . . . . . . . . . . .        23
Insurance, dues, and other . . . . . . . . . . . .        15
Directors' fees and expenses . . . . . . . . . . .        12
                                                     -------
   TOTAL EXPENSES. . . . . . . . . . . . . . . . .     1,261
                                                     -------
INVESTMENT INCOME--NET . . . . . . . . . . . . . .     4,735
                                                     -------
REALIZED AND UNREALIZED GAIN ON
   INVESTMENTS--NET:
   Realized Gain--Net. . . . . . . . . . . . . . .     5,686

   Change in Unrealized
   (Depreciation) Appreciation . . . . . . . . . .    21,325
                                                     -------
NET REALIZED GAIN AND CHANGE IN UNREALIZED
   (DEPRECIATION) APPRECIATION ON INVESTMENTS. . .    27,011
                                                     -------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS. . . . . . . . . . . . . . . . . . .  $ 31,746
                                                     -------
                                                     -------

                                               SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1995, and 1994
--------------------------------------------------------------------------------

                                                                   1995           1994
                                                                 ---------      ---------
                                                                  (DOLLARS IN THOUSANDS)
OPERATIONS:
   Investment income--net. . . . . . . . . . . . . . . . . . . .$   4,735       $  4,758
   Realized gain (loss) on investments--net. . . . . . . . . . .    5,686         (1,094)
   Change in unrealized appreciation (depreciation). . . . . . .   21,325        (10,492)
                                                                ----------      ---------
   Net increase (decrease) in net assets from operations . . . .   31,746         (6,828)
                                                                ----------      ---------
DISTRIBUTIONS TO SHAREHOLDERS:
   Investment income-net . . . . . . . . . . . . . . . . . . . .   (4,829)        (4,657)
   Realized gain from investment transactions--net . . . . . . .   (3,793)        (1,130)
                                                                ----------      ---------
   Total distributions . . . . . . . . . . . . . . . . . . . . .   (8,622)        (5,787)
                                                                ----------      ---------
CAPITAL SHARE TRANSACTIONS:
   Net proceeds from sale of shares. . . . . . . . . . . . . . .    3,952          5,172
   Net proceeds from reinvestment of distributions to
     shareholders. . . . . . . . . . . . . . . . . . . . . . . .    6,841          4,538
   Cost of shares repurchased. . . . . . . . . . . . . . . . . .  (21,255)       (27,786)
                                                                ----------      ---------
   Decrease from capital share transactions. . . . . . . . . . .  (10,462)       (18,076)
                                                                ----------      ---------
TOTAL INCREASE (DECREASE). . . . . . . . . . . . . . . . . . . .   12,662        (30,691)

NET ASSETS:
   Beginning of year . . . . . . . . . . . . . . . . . . . . . .  131,644        162,335
                                                                ----------      ---------
   End of year . . . . . . . . . . . . . . . . . . . . . . . . .$  144,306      $131,644
                                                                ----------      ---------
                                                                ----------      ---------
UNDISTRIBUTED INVESTMENT INCOME--NET, AT END OF YEAR . . . . . .$        7      $    101
                                                                ----------      ---------
                                                                ----------      ---------

                                               SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS                                  DECEMBER 31, 1995
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

The Value Line Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) SECURITY VALUATION. Securities listed on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the closing sales prices on the date as of which the net asset value is being determined. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Securities for which market quotations are not readily available or that are not readily marketable and all other assets of the Fund are valued at fair value as the Board of Directors may determine in good faith. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value.

The Board of Directors has determined that the value of bonds and other fixed-income securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service which determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data in determining valuations.

(B) REPURCHASE AGREEMENTS. In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral.In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) FEDERAL INCOME TAXES. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute all of its taxable income to its shareholders. Therefore, no federal income-tax or excise-tax provision is required.

(D) SECURITY TRANSACTIONS AND DISTRIBUTIONS. Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned. Realized gains and losses on sales of securities are calculated for financial accounting and federal income-tax purposes on the identified-cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income-tax regulations, which may differ from generally accepted accounting principles.

(E) AMORTIZATION. Discounts on debt securities are amortized to interest income over the life of the security with a corresponding increase to the security's cost basis; premiums on debt securities are not amortized.

--------------------------------------------------------------------------------

2. CAPITAL SHARE TRANSACTIONS, DIVIDENDS, AND DISTRIBUTIONS TO SHAREHOLDERS Transactions in capital stock were as follows (in thousands except per-share amounts):

                                     1995      1994
                                    ------    ------
Shares sold. . . . . . . . . . . .    572       793
Shares issued to shareholders in
 reinvestment of dividends and
 distributions . . . . . . . . . .    952       713
                                   ------   -------
                                    1,524     1,506
Shares repurchased . . . . . . . .  3,158     4,271
                                   ------   -------
Net decrease . . . . . . . . . . . (1,634)   (2,765)
                                   ------   -------
                                   ------   -------
Dividends per share  . . . . . . .   $.25   $.21400
                                   ------   -------
                                   ------   -------
Distributions per share
  from net realized gains. . . . .   $.20   $.05383
                                   ------   -------
                                   ------   -------

3. PURCHASES AND SALES OF SECURITIES
Purchases and sales of investment securities, excluding short-term securities, were as follows:

                                   1995
                              ---------------
                              (in thousands)
PURCHASES:
U.S. Treasury and Government
 Agency Obligations  . . . . . .  $19,971
Other Investment Securities  . .   70,755
                                  -------
                                  $90,726
                                  -------
                                  -------
SALES:
U.S. Treasury and Government
 Agency Obligations. . . . . . . $ 19,832
Other Investment Securities  . .   81,885
                                 --------
                                 $101,717
                                 --------
                                 --------

At December 31, 1995, the aggregate cost of investment securities and short-term investments for federal income-tax purposes was $129,388,000. The aggregate appreciation and depreciation of investments at December 31, 1995, based on a comparison of investment values and their costs for federal income-tax purposes, was $20,172,000 and $805,000, respectively, resulting in a net appreciation of $19,367,000.

For federal income-tax purposes, the Fund fully utilized its capital loss carryover of approximately $535,000 to offset gain realized during the year ended December 31, 1995.

4. INVESTMENT ADVISORY CONTRACT, MANAGEMENT FEES, AND TRANSACTIONS WITH
   AFFILIATES

An advisory fee of $935,000 was paid or payable to Value Line, Inc., the Fund's investment adviser ("Adviser), for the year ended December 31, 1995. This was computed at the annual rate of .70% of the first $100 million of the Fund's average daily net assets plus .65% on the excess thereof, and paid monthly. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of administrative services, office space, equipment, and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers and employees of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses. If the aggregate expenses of the Fund, other than taxes, interest, brokerage commissions, and extraordinary expenses, exceed the expense limitation imposed by any state in which the Fund's shares are sold, the advisory fee will be reduced by the amount of such excess, or the amount of such excess will be refunded. No such reimbursement was required for the year ended December 31, 1995.

A fee of $5,760 for printing services was paid or payable to the Adviser for the year ended December 31, 1995.

Certain officers and directors of the Adviser and its wholly owned subsidiary, Value Line Securities, Inc. (the Fund's distributor and a registered broker/dealer), are also officers and a director of the Fund. During the year ended December 31, 1995, the Fund paid brokerage commissions totalling $118,000 to the distributor, which clears its transactions through unaffiliated brokers.

The Adviser and/or affiliated companies owned 795,592 shares of the Fund's capital stock, representing 4.1% of the outstanding shares at December 31, 1995.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR:

                                                              YEAR ENDED DECEMBER 31,
                                                    ----------------------------------------------
                                                      1995       1994     1993     1992      1991
                                                    -------    -------  -------  -------   -------
NET ASSET VALUE, BEGINNING OF YEAR . . . . . . .     $ 6.21     $ 6.77   $ 7.29   $ 7.86     $6.39
                                                    -------    -------  -------  -------   -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

   Net investment income . . . . . . . . . . . .        .25        .21      .21      .28       .31
   Net gains or losses on securities
   (both realized and unrealized). . . . . . . .       1.36       (.51)     .38     (.15)     1.47
                                                    -------    -------  -------  -------   -------

   Total from investment operations. . . . . . .       1.61       (.30)    .59       .13      1.78
                                                    -------    -------  -------  -------   -------


LESS DISTRIBUTIONS:

   Dividends from net investment income. . . . .      ( .25)     ( .21)   ( .22)   ( .28)    ( .31)
   Distributions from capital gains. . . . . . .      ( .20)     ( .05)   ( .89)   ( .42)       --
                                                    -------    -------  -------  -------   -------
   Total distributions . . . . . . . . . . . . .      ( .45)     ( .26)   (1.11)   ( .70)    ( .31)
                                                    -------    -------  -------  -------   -------
NET ASSET VALUE, END OF YEAR . . . . . . . . . .     $ 7.37     $ 6.21   $ 6.77   $ 7.29    $ 7.86
                                                    -------    -------  -------  -------   -------
                                                    -------    -------  -------  -------   -------
TOTAL RETURN . . . . . . . . . . . . . . . . . .      26.24%     -4.36%    8.26%    1.75%    28.50%
                                                    -------    -------  -------  -------   -------
                                                    -------    -------  -------  -------   -------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands) . . . . .   $144,306   $131,644 $162,335 $163,251  $172,200
Ratio of operating expenses to
   average net assets. . . . . . . . . . . . . .       .93%       .90%     .88%     .89%      .74%
Ratio of net investment income to
   average net assets. . . . . . . . . . . . . .      3.48%      3.29%    2.82%    3.69%     4.37%
Portfolio turnover rate. . . . . . . . . . . . .        76%        56%     165%      85%       67%

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND
BOARD OF DIRECTORS OF
THE VALUE LINE INCOME FUND, INC.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Value Line Income Fund, Inc. (the "Fund") at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995, by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK

February 16, 1996

                         THE VALUE LINE FAMILY OF FUNDS
--------------------------------------------------------------------------------

1950 -- THE VALUE LINE FUND seeks long-term growth of capital along with modest current income by investing substantially all of its assets in common stocks or securities convertible into common stock.

1952 -- THE VALUE LINE INCOME FUND'S primary investment objective is income, as high and dependable as is consistent with reasonable growth. Capital growth to increase total return is a secondary objective.

1956 -- THE VALUE LINE SPECIAL SITUATIONS FUND seeks to obtain long-term growth of capital by investing not less than 80% of its assets in "special situations." No consideration is given to achieving current income.

1972 -- VALUE LINE LEVERAGED GROWTH INVESTORS' sole investment objective is to realize capital growth by investing substantially all of its assets in common stocks. The Fund may borrow up to 50% of its net assets to increase its purchasing power.

1979 -- THE VALUE LINE CASH FUND, a money market fund, seeks high current income consistent with preservation of capital and liquidity.

1981 -- VALUE LINE U.S. GOVERNMENT SECURITIES FUND seeks maximum income without undue risk to principal. Under normal conditions, at least 80% of the value of its assets will be invested in issues of the U.S. Government and its agencies and instrumentalities.

1983 -- VALUE LINE CENTURION FUND* seeks long-term growth of capital as its sole objective by investing primarily in stocks ranked 1 or 2 by Value Line for year-ahead relative performance.

1984 -- THE VALUE LINE TAX EXEMPT FUND seeks to provide investors with maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund offers investors a choice of two portfolios: a Money Market Portfolio and a High-Yield Portfolio.

1985 -- VALUE LINE CONVERTIBLE FUND seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking
System.

1986 -- VALUE LINE AGGRESSIVE INCOME TRUST seeks to maximize current income by investing in high-yielding, lower-rated, fixed-income securities.

1987 -- VALUE LINE NEW YORK TAX EXEMPT TRUST seeks to provide New York taxpayers with maximum income exempt from New York State, New York City, and federal income taxes while avoiding undue risk to principal.

1987 -- VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST* invests in stocks, bonds, and cash equivalents according to computer trend models developed by Value Line. The objective is to professionally manage the optimal allocation of these investments at all times.

1992 -- VALUE LINE INTERMEDIATE BOND FUND seeks high current income consistent with low volatility of principal by investing primarily in a diversified portfolio of investment-grade debt securities.

1993 -- VALUE LINE SMALL-CAP GROWTH FUND invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993 -- VALUE LINE ASSET ALLOCATION FUND seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds, and money market instruments utilizing quantitative modeling to determine the correct asset mix.

1995 -- VALUE LINE U.S. MULTINATIONAL COMPANY FUND'S investment objective is maximum total return. It invests primarily in securities of U.S. companies that have significant sales from international operations.

--------------------------------------------------------------------------------
*ONLY AVAILABLE THROUGH THE PURCHASE OF THE GUARDIAN INVESTOR, A TAX-DEFERRED, VARIABLE ANNUITY, OR VALUEPLUS, A VARIABLE LIFE INSURANCE POLICY.

FOR MORE COMPLETE INFORMATION ABOUT ANY OF THE VALUE LINE FUNDS, INCLUDING CHARGES AND EXPENSES, SEND FOR A PROSPECTUS FROM VALUE LINE SECURITIES, INC., 220 EAST 42ND STREET, NEW YORK, NEW YORK 10017-5891 OR CALL 1-800-223-0818,
24 HOURS A DAY, 7 DAYS A WEEK. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.